Supplement dated August 20, 2025, to the Statutory Prospectus and Updating Summary Prospectus dated May 1, 2025 for the following  variable annuity policies:

Issued by Pacific Life Insurance Company	Issued by Pacific Life & Annuity Company
Pacific Destinations Pacific Destinations B	Pacific Destinations Pacific Destinations B

The purpose of this supplement is to announce certain underlying fund changes. This supplement must be preceded or accompanied by the Updating Summary Prospectus or Statutory Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. All information in the Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective June 30, 2025, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect the following changes:

•	All references to the subadvisor name SSGA Funds Management will change to SSIM, defined as “State Street Investment Management,” Funds Management, Inc.

All other references in the prospectus to SSGA Funds Management will be SSIM Funds Management, Inc.

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